Exhibit 10.1

CONSENT AND AMENDMENT NO. 5 TO
AMENDED AND RESTATED CREDIT AGREEMENT
This Consent and Amendment No. 5 to Amended and Restated Credit Agreement (this “Agreement”) dated as of October 2, 2018 (the “Effective Date”), is among Extraction Oil & Gas, Inc., a Delaware corporation (the “Borrower”), 7N, LLC, a Delaware limited liability company (“7N”), 8 North, LLC, a Delaware limited liability company (“8 North”), Axis Exploration, LLC, a Delaware limited liability company (“Axis”), Extraction Finance Corp., a Delaware corporation (“Finance Corp.”), Mountaintop Minerals, LLC, a Delaware limited liability company (“MTM”), Table Mountain Resources, LLC, a Delaware limited liability company (“TMR”), XOG Services, Inc., a Colorado corporation (“XOG Inc.”), XOG Services, LLC, a Delaware limited liability company (“XOG LLC”), XTR Midstream, LLC, a Delaware limited liability company (together with 7N, 8 North, Axis, Finance Corp., MTM, TMR, XOG Inc., and XOG LLC, collectively, the “Guarantors”), the undersigned Lenders (as defined below), and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as Issuing Lender (the “Issuing Lender”).

INTRODUCTION
A.The Borrower, the financial institutions party thereto as Lenders (the “Lenders”), the Issuing Lender, and the Administrative Agent have entered into the Amended and Restated Credit Agreement dated as of August 16, 2017, as amended by that certain Increase Agreement, Joinder and Amendment No. 1 to Amended and Restated Credit Agreement dated as of October 11, 2017, the Master Assignment, Increase Agreement and Amendment No. 2 to Amended and Restated Credit Agreement dated as of January 5, 2018, the Consent Agreement and Amendment No. 3 to Amended and Restated Credit Agreement dated as of February 27, 2018, and the Amendment No. 4 to Amended and Restated Credit Agreement dated as of May 23, 2018 (as so amended and modified and as may be otherwise amended, restated or modified from time to time, the “Credit Agreement”).
B.The Guarantors have entered into the Amended and Restated Guaranty Agreement dated as of August 16, 2017 (the “Guaranty”) in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Credit Agreement).
C.    The Borrower has requested that the Lenders and the Administrative Agent, subject to the terms and conditions hereof, (i) consent to postpone the November 1, 2018 scheduled Borrowing Base redetermination until December 15, 2018 and (ii) amend the Credit Agreement as set forth herein.
THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the undersigned Lenders hereby agree as follows:

Section 1.    Definitions; References. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.    Consent. Subject to the terms of this Agreement, and upon satisfaction of the conditions specified in Section 7 of this Agreement, the Lenders hereby consent to postpone the November 1, 2018 scheduled Borrowing Base redetermination required pursuant to Section 2.2(b)(ii) of the Credit Agreement until December 15, 2018. The consent by the Lenders described in this Section 2 is strictly limited to the November 1, 2018 scheduled Borrowing Base redetermination. Such consent shall not be construed to be a consent to, or a waiver of, non-compliance with any terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Loan Documents other than in Section 2.2(b)(ii) of the Credit Agreement as it applies to the November 1, 2018 scheduled Borrowing Base redetermination as expressly set forth herein.
Section 3.    Amendments to Credit Agreement. Upon the satisfaction of the conditions specified in Section 7 of this Agreement, and effective as of the Effective Date, the Credit Agreement is amended as follows:
(a)    Section 1.5 of the Credit Agreement is hereby amended by adding the following after the period at the end of such Section:
Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company, limited partnership or trust (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or a similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company, limited partnership or trust shall constitute a separate Person hereunder (and each division of any limited liability company, limited partnership or trust that is a Subsidiary, Restricted Subsidiary, Unrestricted Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).

(b)    Section 6.7 of the Credit Agreement is hereby amended by replacing clause (a) in its entirety to read as follows:
No Loan Party shall divide or merge or consolidate with or into any other Person, except that the Borrower may merge with any Wholly-Owned Restricted Subsidiary of the Borrower, any Wholly-Owned Restricted Subsidiary or Unrestricted Subsidiary of the Borrower may merge or be consolidated with or into any other Wholly-Owned Restricted Subsidiary of the Borrower, and any Wholly-Owned Restricted Subsidiary may divide itself into two or more entities; provided that (i) in any merger involving the Borrower, the Borrower shall be the surviving entity, and otherwise, such Wholly-Owned Restricted Subsidiary (and not such Unrestricted Subsidiary) shall be the surviving entity, (ii) in any division involving a Wholly-Owned Restricted Subsidiary, the assets and property of such Wholly-Owned Restricted Subsidiary are allocated or distributed to an existing or newly formed Wholly-Owned Restricted Subsidiary (and such Wholly-Owned Restricted Subsidiary shall become a Guarantor and otherwise comply with Section 5.6) and (iii) at the time of any such division, merger or consolidation and immediately after giving effect thereto, no Default, Event of Default or Borrowing Base Deficiency shall have occurred and the Administrative Agent shall continue to have an Acceptable Security Interest in the Collateral.

(c)    Section 6.8 of the Credit Agreement is hereby amended by replacing the parenthetical in the lead-in in its entirety to read as follows:
(including, without limitation, (i) the designation of a Restricted Subsidiary as an Unrestricted Subsidiary, and (ii) a division of or by a limited liability company)

(d)    Section 6.8 of the Credit Agreement is hereby amended by replacing Section 6.8(h) of the Credit Agreement in its entirety to read as follows:
(i) Permitted Investments of the type described in Section 6.3(g), (ii) a division of or by a limited liability company to the extent permitted under Section 6.7(a), and (iii) other Asset Sales of Property not constituting Oil and Gas Properties and not otherwise permitted by this Section 6.8, the aggregate consideration of which shall not exceed $5,000,000 during the term of this Agreement.

(e)    Section 6.9 of the Credit Agreement is hereby amended by deleting the word “and” at the end of Section 6.9(f) of the Credit Agreement, replacing the period at the end of Section 6.9(g) of the Credit Agreement with “; and” and adding as a new Section 6.9(h) the following:
the Borrower may make Restricted Payments with respect to its Equity Interests, so long as (i) no Default or Borrowing Base Deficiency is continuing or would result from such Restricted Payment, (ii) before and after giving effect to such Restricted Payment (and any Borrowings incurred in connection therewith), Availability is not less than 15% of the aggregate Maximum Credit Amount of all Lenders, and (iii) before and after giving effect to such Restricted Payment (and any Borrowings incurred in connection therewith), the Net Leverage Ratio calculated on a pro forma basis is not greater than 2.75 to 1.00

Section 4.    Reaffirmation of Liens.
(a)    Each of the Borrower and each Guarantor (i) is party to certain Security Documents securing and supporting the Borrower's and Guarantors’ obligations under the Loan Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Security Documents and that according to their terms the Security Documents will continue in full force and effect to secure the Borrower’s and Guarantors’ obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create a first and prior Lien (subject only to Permitted Liens) in the Collateral to secure the Secured Obligations.
(b)    The delivery of this Agreement does not indicate or establish a requirement that any Loan Document requires any Guarantor's approval of amendments to the Credit Agreement
Section 5.    Reaffirmation of Guaranty. Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty and the other Loan Documents are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement. Each Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.
Section 6.    Representations and Warranties. Each of the Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders that:
(a)    the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date of this Agreement, except that any representation and warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) only as of such specified date.
(b)    (i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of the Borrower and Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and Guarantors, enforceable against the Borrower and Guarantors in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity whether applied by a court of law or equity; and
(c)    as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.
Section 7.    Effectiveness. This Agreement shall become effective as of the date hereof upon the occurrence of all of the following:
(a)    Documentation. The Administrative Agent shall have received this Agreement, duly and validly executed by the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank, and the Majority Lenders, in form and substance reasonably satisfactory to the Administrative Agent and the Majority Lenders.
(b)    Representations and Warranties. The representations and warranties in this Agreement being true and correct in all material respects before and after giving effect to this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document.

(c)    No Default or Event of Default. There being no Default or Event of Default which has occurred and is continuing.
(d)    Expenses. The Borrower shall have paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 9.1 of the Credit Agreement or any other agreement.
Section 8.    Effect on Loan Documents. Except as consented to or amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed and are hereby ratified and confirmed, and nothing herein shall act as a waiver of any of the Administrative Agent's or Lenders' rights under the Loan Documents. This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement is a Default or Event of Default under other Loan Documents.
Section 9.    Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).
Section 10.    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.
THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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EXECUTED as of the date first set forth above.

BORROWER:

EXTRACTION OIL & GAS, INC.
By:	/s/ Russell Kelley
Name:	Russell T. Kelley, Jr.
Title:	Chief Financial Officer

GUARANTORS:

7N, LLC
8 NORTH, LLC
AXIS EXPLORATION, LLC
EXTRACTION FINANCE CORP.
MOUNTAINTOP MINERALS, LLC
XOG SERVICES, INC.
XOG SERVICES, LLC
XTR MIDSTREAM, LLC
TABLE MOUNTAIN RESOURCES, LLC

Each By:	/s/ Russell Kelley
Name:	Russell T. Kelley, Jr.
Title:	Chief Financial Officer

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ADMINISTRATIVE AGENT/ISSUING
LENDER/LENDER:
WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Administrative Agent, Issuing Lender, and a
Lender

By:	/s/ Zachary Kramer
Name:	Zachary Kramer
Title:	Vice President

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LENDERS:

BARCLAYS BANK PLC,
as a Lender
By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

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CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH,
as a Lender
By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Sophie Bulliard
Name:	Sophie Bulliard
Title:	Authorized Signatory

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SUNTRUST BANK,
as a Lender
By:	/s/ Arize Agumadu
Name:	Arize Agumadu
Title:	Vice President

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ABN AMRO CAPITAL USA LLC,
as a Lender
By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Michaela Braun
Name:	Michaela Braun
Title:	Director

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KEYBANK NATIONAL ASSOCIATION,
as a Lender
By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

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CITIBANK, N.A.,
as a Lender
By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

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GOLDMAN SACHS BANK USA,
as a Lender
By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

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ROYAL BANK OF CANADA,
as a Lender
By:	/s/ Katy Berkemeyer
Name:	Katy Berkemeyer
Title:	Authorized Signatory

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BANK OF AMERICA, N.A.,
as a Lender
By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

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MERCURIA EASTERN US HOLDINGS LLC,
as a Lender
By:	/s/ Marty Bredehoft
Name:	Marty Bredehoft
Title:	Treasurer

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THE HUNTINGTON NATIONAL BANK,
as a Lender
By:	/s/ Jason A. Zilewicz
Name:	Jason A. Zilewicz
Title:	Director

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PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By:	/s/ John Engel
Name:	John Engel
Title:	Vice President

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CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender
By:	/s/ Lyle Levy Jr.
Name:	Lyle Levy Jr.
Title:	Vice President

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